HARBOR FLORIDA BANCSHARES, INC.
                                                June 30,       September 30,
                                                  2003              2002
                                                  ----              ----
                                                      (In Thousands)
Selected Consolidated Financial Data:
    Total assets                           $    2,267,296  $    2,091,123

    Loans, gross                                1,587,699       1,555,845
    Allowance for loan losses                      15,848          14,377
     Net loans                                  1,571,851       1,541,468

    Loans held for sale                             5,141           8,263
    Interest-bearing deposits                       6,503          95,326
    Investment securities                         348,034         147,405
    Mortgage-backed securities                    208,440         181,269
    Real estate owned                                 863             733
    Goodwill and other intangibles                  4,126           3,378
    Deposits                                    1,498,741       1,372,362
    FHLB advances                                 483,515         445,528
    Stockholders' equity                          254,947         238,918
    # of common shares outstanding                 23,750          23,971

                                                    Three months ended                  Nine months ended
                                                        June 30,                            June 30,
                                                        --------                            --------
                                                   2003            2002                2003             2002
                                                   ----            ----                ----             ----
                                                                        (In Thousands)
Selected Average Balances:
     Total assets                               2,215,017       1,928,077           2,153,781        1,859,429
     Interest earning assets                    2,141,463       1,866,201           2,081,041        1,799,351
     Gross loans                                1,586,037       1,504,623           1,570,675        1,465,522
     Stockholders' equity                         254,644         232,739             247,882          228,232
     Deposits                                   1,481,411       1,318,906           1,433,098        1,276,156

Asset Quality:
     Nonaccrual loans                               2,276           2,706               2,276            2,706
     Net charge-offs                                    3             231                 141              448

                                                            Three months ended                    Nine months ended
                                                                June 30,                              June 30,
                                                                --------                              --------
                                                          2003            2002                2003             2002
                                                          ----            ----                ----             ----
                                                                   (In Thousands Except per Share Data)
Selected Consolidated Operating Data:
    Interest income                                $    33,575     $    33,191        $    101,060      $    97,667
    Interest expense                                    11,869          13,604              37,806           42,674
                                                        ------          ------              ------           ------
    Net interest income                                 21,706          19,587              63,254           54,993
    Provision for loan losses                              659             403               1,612            1,117
                                                        ------          ------              ------           ------

    Net interest income after provision for losses      21,047          19,184              61,642           53,876
    Other Income:
      Other fees and service charges                     3,197           2,761               9,634            7,768
      Insurance commissions and fees                       860             514               2,042            1,605
      Gain on sale of mortgage loans                     1,266             481               3,698            1,433
      Gain on sale of securities                           389             467                 999              467
      Other                                                 40              36                 140              128
                                                        ------          ------              ------           ------
    Total other income                                   5,752           4,259              16,513           11,401
    Other expenses:
       Compensation and benefits                         6,620           5,545              18,883           16,029
       Occupancy                                         1,551           1,396               4,464            3,946
       Other                                             2,866           2,553               8,439            7,485
                                                        ------          ------              ------           ------
    Total other expenses                                11,037           9,494              31,786           27,460
                                                        ------          ------              ------           ------
    Income before income taxes                          15,762          13,949              46,369           37,817
    Income tax expense                                   6,187           5,462              18,173           14,774
                                                        ------          ------              ------           ------
    Net income                                     $     9,575     $     8,487        $     28,196      $    23,043
                                                        ======          ======              ======           ======

    Net income per share:
       Basic                                       $      0.43     $      0.37        $       1.25      $      1.01
       Diluted                                     $      0.42     $      0.37        $       1.22      $      0.99

    Weighted average shares outstanding
       Basic                                            22,611          22,752              22,586           22,754
       Diluted                                          23,241          23,435              23,170           23,338

HARBOR FLORIDA BANCSHARES, INC.

                                                     Three months ended             Nine months ended
                                                         June 30,                       June 30,
                                                         --------                       --------
                                                      2003        2002              2003        2002
                                                      ----        ----              ----        ----
Selected Financial Ratios:
  Performance Ratios:
  Return on average assets (1)                        1.73 %      1.77 %           1.75 %      1.66 %
  Return on average stockholders' equity (1)         15.08 %     14.63 %          15.21 %     13.50 %
  Book value per share                            $  10.74     $  9.78         $  10.74     $  9.78
  Net interest rate spread (1)                        3.83 %      3.87 %           3.80 %      3.71 %
  Net interest margin (1)                             4.07 %      4.21 %           4.06 %      4.08 %
  Non-interest expense to average assets (1)          2.00 %      1.98 %           1.97 %      1.98 %
  Net interest income to non-interest
     expense (1)                                      1.96 x      2.06 x           1.99 x      2.00 x
  Average interest-earning assets to
     average interest-bearing liabilit              110.88 %    111.76 %         110.78 %    111.94 %
  Efficiency ratio (1)                               42.83 %     41.51 %          42.40 %     42.62 %


  Asset Quality Ratios:
  Non-performing assets to total asset                0.14 %      0.17 %           0.14 %      0.17 %
  Allowance for loan losses to
     total loans                                      1.01 %      0.93 %           1.01 %      0.93 %
  Allowance for loan losses to
     classified loans                               182.34 %    181.45 %         182.34 %    181.45 %
  Allowance for loan losses to
     non-performing loans                           696.39 %    520.50 %         696.39 %    520.50 %


  Capital Ratios:
  Average shareholders' equity to
     average assets                                  11.50 %     12.07 %          11.51 %     12.27 %
  Shareholders' equity to assets
     at period end                                   11.24 %     11.84 %          11.24 %     11.84 %




  (1) Ratio is annualized.

HARBOR FLORIDA BANCSHARES, INC.

                                                                              For the Three Months Ended
                                                                              --------------------------
                                                             June 30,     Mar. 31,   Dec. 31,     Sept. 30,    June 30,
                                                                2003        2003       2002         2002         2002
                                                                ----        ----       ----         ----         ----
                                                                         (In Thousands Except Per Share Data)
Selected Consolidated Operating Data:
  Interest income                                           $ 33,575     $33,411     $ 34,073     $ 34,139     $ 33,191
  Interest expense                                            11,869      12,353       13,584       13,956       13,604
                                                              ------      ------       ------       ------       ------
  Net interest income                                         21,706      21,058       20,489       20,183       19,587
  Provision for loan losses                                      659         502          451          398          403
                                                              ------      ------       ------       ------       ------

  Net interest income after provision for loan losses         21,047      20,556       20,038       19,785       19,184
  Other Income:
    Other fees and service charges                             3,197       3,286        3,151        3,011        2,761
    Insurance commissions and fees                               860         612          570          548          514
    Gain on sale of mortgage loans                             1,266       1,118        1,314          801          481
    Gain on sale of securities                                   389         305          305            0          467
    Other                                                         40          42           59           98           36
                                                              ------      ------       ------       ------       ------
  Total other income                                           5,752       5,363        5,399        4,458        4,259
  Other expenses:
    Compensation and benefits                                  6,620       6,238        6,025        5,800        5,545
    Occupancy                                                  1,551       1,477        1,436        1,458        1,396
    Other                                                      2,866       2,835        2,739        2,668        2,553
                                                              ------      ------       ------       ------       ------
  Total other expenses                                        11,037      10,550       10,200        9,926        9,494
                                                              ------      ------       ------       ------       ------
  Income before income taxes                                  15,762      15,369       15,237       14,317       13,949
  Income tax expense                                           6,187       6,024        5,962        5,576        5,462
                                                              ------      ------       ------       ------       ------
  Net income                                                $  9,575       9,345        9,275        8,741     $  8,487
                                                              ======      ======       ======       ======       ======

  Net income per share:
    Basic                                                   $   0.43        0.41         0.41         0.39     $   0.37
    Diluted                                                 $   0.42        0.40         0.40         0.37     $   0.37

HARBOR FLORIDA BANCSHARES, INC.


                                                                        Three months ended June 30,
                                                                        ---------------------------
                                                                   2003                                    2002
                                                                   ----                                    ----
                                                Average      Interest &      Yield/         Average      Interest&       Yield/
                                                Balance       Dividend       Rate           Balance       Dividend        Rate
                                                -------       --------       ----           -------       --------        ----
                                                                   (Dollars in Thousands)
Analysis of Net Interest Income:
   Assets:
   Interest-earning assets :
      Interest-bearing deposits               $   43,737          127         1.15%      $    52,616     $     227       1.71%
      Investment securities                      360,500        2,482         2.75           106,958         1,118       4.18
      Mortgage-backed securities                 151,189        1,938         5.13           202,004         3,064       6.07
      Mortgage loans                           1,373,583       25,262         7.36         1,327,897        25,321       7.63
      Other loans                                212,454        3,766         7.11           176,726         3,461       7.86
                                               ---------    ---------    ---------         ---------     ---------  ---------
   Total interest-earning assets               2,141,463       33,575         6.28         1,866,201        33,191       7.12
   Total noninterest-earning assets               73,554    ---------    ---------            61,876     ---------  ---------
                                               ---------                                   ---------
   Total assets                                2,215,017                                   1,928,077
                                               =========                                   =========

   Liabilities and Stockholders' Equity:
   Interest-bearing liabiliies
      Deposits:
        Transaction accounts                     513,080          531         0.42%          410,449           704       0.69%
        Passbook savings                         132,316          120         0.36           111,400           179       0.64
        Official checks                           14,134            0            0            11,578             0          0
        Certificate accounts                     821,880        5,739         2.80           785,479         8,001       4.09
                                               ---------    ---------    ---------         ---------     ---------  ---------
      Total deposits                           1,481,410        6,390         1.73         1,318,906         8,884       2.70
      FHLB advances                              449,122        5,467         4.82           350,974         4,718       5.33
      Other borrowings                               883           12         5.48                13             2       8.00
                                               ---------    ---------    ---------         ---------     ---------  ---------
   Total interest-bearing liabilities          1,931,415       11,869         2.45         1,669,893        13,604       3.25
   Noninterest-bearing liabilities                28,958    ---------    ---------            25,446     ---------  ---------
                                               ---------                                   ---------
   Total liabilities                           1,960,373                                   1,695,339
   Stockholders' equity                          254,644                                     232,738
   Total liabilities and                       ---------                                   ---------
      stockholders' equity                     2,215,017                                   1,928,077
                                               =========                                   =========
   Net interest income/
      interest rate spread                                 $   21,706         3.83%                       $ 19,587       3.87%
                                                            =========    =========                       =========  =========
   Net interest-earning assets/
      net interest margin                     $  210,048                      4.07%      $   196,308                     4.21%
                                               =========                 =========         =========                =========
   Interest-earning assets to
      interest-bearing liabilities                                          110.88%                                    111.76%
                                                                         =========                                  =========

HARBOR FLORIDA BANCSHARES, INC.


                                                             Nine months ended June 30,

                                                             2003                                         2002
                                              Average      Interest&      Yield/         Average        Interest       Yield/
                                              Balance      Dividend        Rate          Balance        Dividend       Rate
                                                                        (Dollars in Thousands)

Analysis of Net Interest Income:
   Assets:
   Interest-earning assets :
      Interest-bearing deposits            $   63,167          635         1.33%      $   67,198     $     988        1.94%
      Investment securities                   290,324        6,567         3.02           85,196         3,016        4.72
      Mortgage-backed securities              156,875        6,604         5.61          181,435         8,294        6.10
      Mortgage loans                        1,366,850       76,230         7.44        1,293,426        74,970        7.73
      Other loans                             203,825       11,024         7.23          172,096        10,399        8.08
                                            ---------    ---------    ---------        ---------     ---------   ---------
   Total interest-earning assets            2,081,041      101,060         6.48        1,799,351        97,667        7.24
   Total noninterest-earning assets            72,740    ---------    ---------           60,078     ---------   ---------
                                            ---------                                  ---------
   Total assets                             2,153,781                                  1,859,429
                                            =========                                  =========


   Liabilities and Stockholders' Equity:
   Interest-bearing liabilities
      Deposits:
         Transaction accounts                 478,070        1,757         0.49%         382,033         2,181        0.76%
         Passbook savings                     124,862          388         0.42          105,331           559        0.71
         Official checks                       15,567            0            0           12,956             0           0
         Certificate accounts                 814,599       19,083         3.13          775,835        26,514        4.57
                                            ---------    ---------    ---------        ---------     ---------   ---------
      Total deposits                        1,433,098       21,228         1.98        1,276,155        29,254        3.06
      FHLB advances                           444,990       16,556         4.91          331,234        13,418        5.36
      Other borrowings                            498           22         5.95               26             2       12.42
                                            ---------    ---------    ---------        ---------     ---------   ---------
   Total interest-bearing liability         1,878,586       37,806         2.68        1,607,415        42,674        3.54
   Noninterest-bearing liability               27,313    ---------    ---------          23,782      ---------   ---------
                                            ---------                                  ---------
   Total liabilities                        1,905,899                                  1,631,197
   Stockholders' equity                       247,882                                    228,232
   Total liabilities and                    ---------                                  ---------
      stockholders' equity                  2,153,781                                  1,859,429
                                            =========                                  =========
   Net interest income/
      interest rate spread                                  63,254         3.80%                    $   54,993        3.71%
                                                         =========    =========                      =========   =========
   Net interest-earning assets/
      net interest margin                  $  202,455                      4.06%      $  191,936                      4.08%
                                            =========                 =========        =========                 =========

   Interest-earning assets to
      interest-bearing liabilities                                       110.78%                                    111.94%
                                                                      =========                                  =========